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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2003
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA (State or Other Jurisdiction of Incorporation)
00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)
6110 El Tordo PO Box 2388 Rancho Santa Fe, California 92067 (Address of Principal Executive Offices)
(858) 756-3023 (Registrant's Telephone Number, including Area Code)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of First Community Bancorp (the "Company") under the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are furnished as part of this report:

99.1
Certification, dated May 14, 2003, of Matthew P. Wagner, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2
Certification, dated May 14, 2003, of Lynn M. Hopkins, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.    Regulation FD Disclosure.

        On May 14, 2003, each of the Chief Executive Officer, Matthew P. Wagner, and Chief Financial Officer, Lynn M. Hopkins, of the Company submitted to the Securities and Exchange Commission the certification of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and 99.2 hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 14, 2003
FIRST COMMUNITY BANCORP
	By:	/s/ JARED M. WOLFF Name: Jared M. Wolff Title: Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Certification, dated May 14, 2003, of Matthew P. Wagner, Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification, dated May 14, 2003, of Lynn M. Hopkins, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
Exhibit Index